CERTIFICATION PURSUANT TO
                               SECTION 906 OF
			THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report of Aspen Diversified Fund LLC (the "Fund") on Form 10-Q for the quarterly period ended March 31, 2007, as filed with the Securities and Exchange Commission on May 15, 2007 (the "Report"), I, Jeremy L. Standrod, Managing Partners of Aspen Partners, Ltd., Managing Member of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sabanes-Oxley Act of 2002, that:

   1. the forgoing Report on Form 10-Q full complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

   2. the information contained in the Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:  November 14, 2007


/s/ Jeremy L. Standrod

Jeremy L. Standrod, Managing Partner
Aspen Partners, Ltd.
Managing Member of Aspen Diversified Fund LLC